Exhibit 99.1

APPLE HOSPITALITY REIT

THIRD QUARTER • SEPTEMBER 30, 2014

Dear Shareholder

Greetings from Apple Hospitality REIT, Inc. I am pleased to report that operations across our portfolio of hotels were strong during the third quarter of 2014. For the three-month period ending September 30, 2014, our combined hotels1 achieved an average occupancy of 79 percent, an average daily rate (ADR) of $124 and revenue per available room (RevPAR) of $99, increases of approximately one percent, five percent and eight percent, respectively, as compared to combined results for the same period of 2013. Combined results for the nine-month period ending September 30, 2014, produced increases in occupancy, ADR and RevPAR of approximately one percent, five percent and seven percent, respectively, as compared to the same period of 2013. Hotel industry analysts anticipate positive momentum to continue throughout the industry for the remainder of 2014 and well into 2015.

Adjusted funds from operations (AFFO) for Apple Hospitality REIT for the third quarter of this year totaled $76.5 million, or $0.20 per share. AFFO for the then Apple REIT Nine portfolio for the same period of 2013 totaled $35.4 million, or $0.19 per share. AFFO for Apple Hospitality REIT for the nine months ending September 30, 2014 totaled $198.5 million, or $0.60 per share, and AFFO for Apple REIT Nine for the same period last year totaled $106.2 million, or $0.58 per share. With the merger transactions that took place on March 1, 2014, it is our expectation that year-over-year comparisons will become more meaningful over time. The current annualized distribution rate for the Company is $0.68 per share. The Company closely monitors this annualized distribution rate, taking into account varying economic cycles and capital improvements, as well as current and projected hotel performance, and may make adjustments as needed, based on available cash resources.

As of October 31, 2014, the Apple Hospitality REIT portfolio included 189 Marriott®- and Hilton®-branded hotels with an aggregate of 23,577 rooms, strategically located in diverse markets across 33 states. We strive to maintain a portfolio of upscale lodging real estate that will provide our shareholders with attractive returns and maximize shareholder value over the life of the investment. On October 7, 2014, the Company acquired an 88- room Hampton Inn & Suites® in the Burleson area of Ft. Worth, Texas. In addition, construction of the Courtyard® by Marriott® and Residence Inn® by Marriott® combination property, with 210 rooms, in downtown Richmond, Virginia, is expected to be completed during the fourth quarter of 2014. The Company has also decided to strategically market for sale 22 hotels. If we complete the sales, we intend to redeploy the proceeds to the acquisition of additional hotels, the renovation of higher returning assets, or the reduction of outstanding debt.

As previously disclosed, we have been reviewing and evaluating various strategic alternatives for the Company including, but not limited to, a potential listing of the Company’s shares for trading on a national securities exchange, a sale of the Company or a merger of the Company with a third party. With anticipated continued improvements in the Company’s operating results along with anticipated sustained growth in the hotel sector, we believe our opportunities will continue to strengthen. The Company currently cannot estimate the timing of a liquidity event; therefore, the Board has approved reinstating the Company’s share redemption program on a limited basis. The redemptions will be limited to death or disability of a shareholder and are subject to further limitations based on available capital. Please review our filings with the Securities and Exchange Commission (SEC) and contact David Lerner Associates for additional details regarding the terms of this program.

On October 9, 2014, James Barden, Kent Colton, Michael Waters and Robert Wily each notified the Company of his respective intention to retire from the Board of Directors of the Company. On that same day, the Board of Directors, with the recommendation of the Nominating and Corporate Governance Committee, approved the appointment of Jon Fosheim, L. Hugh Redd, Daryl Nickel and Justin Knight (also currently the Company’s President and Chief Executive Officer) to the Board to fill the vacancies. We greatly appreciate the service and guidance of our departing board members and we welcome the knowledgeable insight we believe our incoming board members will provide. Additional information regarding the new board members is available in our filings with the SEC. These board changes will be effective beginning January 1, 2015.

Our team remains steadfast to our long-term shareholder objectives. As hotel industry fundamentals continue to strengthen, I am confident the Company is well positioned for future progress. Thank you for your investment in Apple Hospitality REIT.

Sincerely,
Glade M. Knight,
Executive Chairman

1Assumes mergers of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. into Apple REIT Nine, Inc., which occurred on March 1, 2014, occurred on January 1, 2013.

STATEMENTS OF OPERATIONS     (Unaudited)
	Three months ended	Three months ended	Nine months ended	Nine months ended
(In thousands except statistical data)	Sept 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013
REVENUES
Room revenue	$213,831	$91,936	$552,645	$271,324
Other revenue	18,053	8,301	48,928	25,888
Total revenue	$231,884	$100,237	$601,573	$297,212

EXPENSES
Direct operating expense	$58,617	$25,800	$152,020	$75,318
Other hotel operating expenses	85,736	36,567	221,349	107,863
General and administrative	5,627	1,778	14,774	5,815
Depreciation	31,095	13,732	81,408	40,865
Series B convertible preferred share expense	-	-	117,133	-
Transaction costs	707	1,908	4,593	2,044
Loss on impairment of depreciable real estate assets	8,600	-	8,600	-
Interest expense, net	6,340	2,287	17,197	6,701
Total expenses	$196,722	$82,072	$617,074	$238,606

NET INCOME
Net income (loss)	$35,162	$18,165	$(15,501)	$58,606
Unrealized gain on interest rate derivative	757	-	311	-
Comprehensive income (loss)	$35,919	$18,165	$(15,190)	$58,606
Net income (loss) per share	$0.09	$0.10	$(0.05)	$0.32

ADJUSTED FUNDS FROM OPERATIONS (A)
Net income (loss)	$35,162	$18,165	$(15,501)	$58,606
Loss on impairment of depreciable real estate assets	8,600	-	8,600	-
Depreciation and amortization of real estate owned	31,173	13,721	81,620	40,832
Funds from operations (FFO)	$74,935	$31,886	$74,719	$99,438
Interest earned on note receivable	-	1,575	-	4,725
Series B convertible preferred share expense	-	-	117,133	-
Straight-line lease expense	860	-	2,033	-
Transaction costs	707	1,908	4,593	2,044
Adjusted funds from operations (AFFO)	$76,502	$35,369	$198,478	$106,207
FFO per share	$0.20	$0.17	$0.22	$0.54
AFFO per share	$0.20	$0.19	$0.60	$0.58

WEIGHTED-AVERAGE SHARES OUTSTANDING	373,821	182,784	332,583	182,560

OPERATING STATISTICS
Occupancy	79%	77%	79%	76%
Average daily rate	$124	$115	$123	$115
RevPAR	$99	$88	$97	$87
Number of hotels	188	89
Distributions per Share	$0.17	$0.21	$0.53	$0.62

BALANCE SHEET HIGHLIGHTS     (Unaudited)
(In thousands)	September 30, 2014	December 31, 2013
ASSETS
Investment in real estate, net	$3,692,339	$1,443,498
Cash and cash equivalents	-	18,102
Other assets	114,859	29,681
Total assets	$3,807,198	$1,491,281

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$696,878	$162,551
Other liabilities	53,658	16,919
Total liabilities	750,536	179,470
Total shareholders’ equity	3,056,662	1,311,811
Total liabilities and shareholders’ equity	$3,807,198	$1,491,281

(A) Funds from operations (FFO) is defined as net income (loss) (computed in accordance with generally accepted accounting principles – GAAP) excluding gains or losses from sales of real estate, plus depreciation, amortization and impairments of real estate assets. Adjusted funds from operations (AFFO) excludes transaction costs, the non-cash conversion of the Series B convertible preferred shares, the non-cash impact of straight-line lease expense and includes the interest on a note receivable not included in net income. The Company considers FFO and AFFO in evaluating property acquisitions and its operating performance and believes that FFO and AFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP. FFO and AFFO are not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at September 30, 2014 and the results of operations for the interim period ended September 30, 2014. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple Hospitality REIT, Inc. 2013 Annual Report.

Hampton
Inn & Suites

Hilton
Garden Inn

Images clockwise from top left: RESIDENCE INN, SAN DIEGO, CA; HAMPTON INN & SUITES, FORT WORTH, TX; COURTYARD, WICHITA, KS; HILTON GARDEN INN, ALLEN, TX

Market Diversity

ALABAMA	MINNESOTA
Auburn, Birmingham (2), Dothan (2), Huntsville (3),	Rochester
Montgomery (2), Montgomery/Prattville, Troy (2)
MISSISSIPPI
ALASKA	Hattiesburg (2), Tupelo
Anchorage
MISSOURI
ARIZONA	Kansas City (2), St. Louis (2)
Phoenix (2), Phoenix/Chandler (2), Tucson (3)
NEBRASKA
ARKANSAS	Omaha
Rogers (4), Springdale
NEW JERSEY
CALIFORNIA	Cranford, Mahwah, Mount Laurel, Somerset,
Agoura Hills, Burbank, Clovis (2), Cypress, Sacramento,	West Orange
San Bernardino, San Diego (4), San Diego/Oceanside,
San Jose, Santa Ana, Santa Clarita (3), Santa Clarita/	NEW YORK
Valencia, Tulare	Islip/Ronkonkoma, New York City

COLORADO	NORTH CAROLINA
Denver/Highlands Ranch (2), Pueblo	Carolina Beach, Charlotte, Charlotte/Matthews,
Concord, Dunn, Durham, Fayetteville (2), Greensboro,
FLORIDA	Holly Springs, Jacksonville, Wilmington, Winston-Salem
Fort Lauderdale, Jacksonville, Lakeland, Miami (3),
Orlando (2), Orlando/Sanford, Panama City, Panama	OHIO
City Beach, Sarasota, Tallahassee, Tampa (2)	Cincinnati/Milford, Twinsburg

GEORGIA	OKLAHOMA
Albany, Columbus (2), Macon, Savannah, Savannah/	Oklahoma City, Tulsa
Port Wentworth
PENNSYLVANIA
IDAHO	Philadelphia/Collegeville, Philadelphia/Malvern,
Boise (2)	Pittsburgh

ILLINOIS	SOUTH CAROLINA
Mettawa (2), Schaumburg, Warrenville	Columbia, Greenville, Hilton Head

INDIANA	TENNESSEE
Indianapolis, Mishawaka	Chattanooga, Jackson (2), Johnson City, Memphis,
Nashville (2)
KANSAS
Overland Park (3), Wichita	TEXAS
Austin (5), Austin/Round Rock, Beaumont, Brownsville,
KENTUCKY	Dallas, Dallas/Addison, Dallas/Allen (2), Dallas/Arlington,
Bowling Green	Dallas/Duncanville, Dallas/Frisco, Dallas/Grapevine,
Dallas/Irving, Dallas/Lewisville, El Paso (2), Fort Worth (2),
LOUISIANA	Houston (2), Houston/Stafford, San Antonio (2),
Alexandria, Baton Rouge, Lafayette (2), New Orleans,	Texarkana (3)
West Monroe
UTAH
MARYLAND	Provo, Salt Lake City
Annapolis, Silver Spring
VIRGINIA
MASSACHUSETTS	Alexandria (2), Bristol, Charlottesville, Harrisonburg,
Andover, Marlborough, Westford (2)	Manassas, Norfolk/Chesapeake, Richmond,
Suffolk (2), Virginia Beach (2)
MICHIGAN
Detroit/Novi	WASHINGTON
Seattle, Seattle/Kirkland, Tukwila, Vancouver

CORPORATE PROFILE Apple Hospitality REIT, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Renaissance® Hotels, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Hampton Inn®, Hampton Inn & Suites®, Hilton®, Hilton Garden Inn®, Home2 Suites by Hilton® and Homewood Suites by Hilton® brands. As of October 31, 2014, the Apple Hospitality REIT portfolio consisted of 189 hotels with 23,577 guestrooms in 33 states. MISSION Apple Hospitality REIT, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

As always, we encourage our shareholders to know their investment and stay informed by reviewing information on our website at www.applehospitalityreit.com, as well as our filings with the Securities and Exchange Commission, which can be found on their website at www.sec.gov.

Cover image: RENAISSANCE NEW YORK HOTEL 57, NEW YORK, NY

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott® Hotels & Resorts,“ “Renaissance® Hotels,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®,” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott® International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this Quarterly Report, whether relating to the hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this Quarterly Report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to “Hilton®” mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this Quarterly Report, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this Quarterly Report, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this Quarterly Report.

This correspondence contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of terms such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality REIT, Inc., formerly known as Apple REIT Nine, Inc., (the “Company”) to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the successful execution of the Company’s recent mergers with Apple REIT Seven, Inc. and Apple REIT Eight, Inc.; the ability of the Company to dispose of certain properties identified for sale and identify and acquire additional properties; the ability of the Company to implement its operating strategy; the ability of the Company to provide liquidity opportunities for its shareholders; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this correspondence will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to in the section entitled “Item 1A. Risk Factors” in the 2013 Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2014. The Company undertakes no obligation to publically update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

CORPORATE HEADQUARTERS 814 East Main Street | Richmond, Virginia 23219 (804) 344-8121 | (804) 344-8129 FAX applehospitalityreit.com	INVESTOR INFORMATION For additional information about the Company, please contact: Kelly Clarke, Director of Investor Services (804) 727-6321 or kclarke@applereit.com